THE ADVISORS' INNER CIRCLE FUND

                             SIRACH GROWTH PORTFOLIO

                    SUPPLEMENT DATED OCTOBER 14, 2004 TO THE
                         PROSPECTUS DATED MARCH 1, 2004

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The following information supplements the first paragraph of the footnote to the "Annual Fund Operating Expenses (expenses that are deducted from Fund assets)" table on page 12 of the Prospectus.

Effective August 10, 2004, the adviser has voluntarily agreed to limit the expenses of the Sirach Growth Portfolio to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.50%. The adviser may discontinue all or part of the waiver at any time.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE